Exhibit 1.1

EXECUTION VERSION

BRANDYWINE OPERATING PARTNERSHIP, L.P.

DEBT SECURITIES

GUARANTEED BY

BRANDYWINE REALTY TRUST

UNDERWRITING AGREEMENT

September 8, 2014

To the Representatives of the

several Underwriters named in the

respective Pricing Agreements

hereinafter described

Ladies and Gentlemen:

From time to time Brandywine Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), may enter into one or more Pricing Agreements (each a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the “Securities”) specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the “Designated Securities”). The Securities will be unconditionally guaranteed (the “Guarantee”) by Brandywine Realty Trust, a Maryland real estate investment trust and the sole general partner and a limited partner of the Operating Partnership (the “Parent Guarantor”).

The terms and conditions of any particular issuance of Designated Securities will be as specified in the Pricing Agreement relating thereto and in or pursuant to the Indenture, dated as of October 22, 2004, as amended and supplemented (the “Indenture”), among the Operating Partnership, the Parent Guarantor and The Bank of New York Mellon (formerly, The Bank of New York), as trustee (the “Trustee”).

1. Introduction. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for which the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement (the “Agreement”) shall not be construed as an obligation of the Operating Partnership to offer, issue or sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Operating Partnership to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities will be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement will, among other things, specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and will set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement will also specify (to the extent not set forth in the Indenture and registration statement and prospectus with respect thereto) the terms and conditions of such Designated Securities. The Pricing Agreement will be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of facsimile communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement will be several and not joint.

2. Representations, Warranties and Agreements of the Operating Partnership and the Parent Guarantor. The Operating Partnership and the Parent Guarantor, jointly and severally, represent and warrant to, and agree with, each of the Underwriters as follows:

(a) A registration statement on Form S-3 (File No. 333-195740) in respect of the Securities and the Guarantee has been (i) prepared by the Operating Partnership and the Parent Guarantor in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder, and (ii) filed with the Commission under the Securities Act and became effective upon filing with the Commission; no stop order suspending the effectiveness of such registration statement or any post-effective amendment thereto has been issued, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been initiated or threatened by the Commission; and the Operating Partnership and the Parent Guarantor propose to file with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”) a prospectus supplement to the form of prospectus included in such registration statement and have previously advised you of all information (financial and other) with respect to the Operating Partnership and the Parent Guarantor to be set forth therein. The various parts of the registration statement referred to above, each as amended at the time such part of such registration statement became or was declared effective, including the exhibits thereto, any prospectus supplement relating to the Designated Securities that is filed with the Commission and deemed by virtue of Rule 430A, 430B or 430C under the Securities Act to be a part of such registration statement at the relevant time of effectiveness and the documents incorporated or deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 (the “Incorporated Documents”), but excluding the statement of eligibility and qualification on Form T-1, are hereinafter referred to, collectively, as the “Registration Statement”. The prospectus contained in the Registration Statement in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement is hereinafter referred to as the “Base Prospectus”. The Base Prospectus, as supplemented by the preliminary prospectus supplement relating to the Designated Securities, in the form filed pursuant to Rule 424(b), is hereinafter referred to as the “Preliminary Prospectus”; and the Base Prospectus, as supplemented by the final prospectus

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supplement relating to the Designated Securities, in the form filed with the Commission pursuant to Rule 424(b), is hereinafter referred to as the “Prospectus”. If the Operating Partnership files an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” will be deemed to include such Rule 462 Registration Statement. Any reference herein to the Base Prospectus, the Preliminary Prospectus or the Prospectus will be deemed to refer to and include the Incorporated Documents that were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act, as the case may be, on or before the date of such prospectus, as the case may be; any reference herein to the terms “amendment” or “supplement”, or similar terms, with respect to the Base Prospectus, the Preliminary Prospectus or the Prospectus will be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Designated Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act and Incorporated Documents under the Exchange Act or the Securities Act, as the case may be, after the issue date of such prospectus and deemed to be incorporated therein by reference; and any reference to any amendment to the Registration Statement will be deemed to include any annual report on Form 10-K of the Operating Partnership or the Parent Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the applicable effective date or dates of the Registration Statement that is incorporated by reference in the Registration Statement.

(b) The Incorporated Documents, when they were filed with the Commission or became effective, as the case may be, conformed in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder; none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Preliminary Prospectus or Prospectus, when such documents are filed with the Commission or become effective, as the case may be, will conform in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) The Registration Statement and the Preliminary Prospectus conform, and the Prospectus and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will conform, in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder; the Registration Statement and any amendment thereto do not and will not, as of the applicable effective date or dates, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendment or supplement thereto will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and when any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Designated Securities or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or

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supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the rules and regulations of the Commission thereunder and did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representation and warranty set forth in this Section 2(c) will not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Operating Partnership or the Parent Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Preliminary Prospectus or the Prospectus relating to such Designated Securities.

(d) Prior to or at the time when sales of the Designated Securities were first made in accordance with the applicable Pricing Agreement (the “Time of Sale”), the Operating Partnership prepared the Preliminary Prospectus and each “free writing prospectus” (as defined pursuant to Rule 405 under the Securities Act), if any, specified in Schedule II to such Pricing Agreement (collectively, the “Time of Sale Information”); the Time of Sale Information, at the Time of Sale did not, and at the Time of Delivery (as defined in Section 4 hereof) will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representation and warranty set forth in this Section 2(d) will not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Operating Partnership or the Parent Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in such Time of Sale Information; and no statement of a material fact included in the Prospectus has been omitted from the Time of Sale Information, and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

(e) None of the Operating Partnership and the Parent Guarantor (including their agents and representatives, but excluding the Underwriters in their capacity as such) has made, used, prepared, authorized, approved or referred to, nor will prepare, make, use, authorize, approve or refer to, any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Designated Securities (each such communication by the Operating Partnership or the Parent Guarantor or its agents or representatives not referred to in clauses (i) and (ii) below, an “Issuer Free Writing Prospectus”) except for (i) the Preliminary Prospectus and the Prospectus, (ii) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (iii) the documents specified in Schedule II to the applicable Pricing Agreement or other written communications approved in writing in advance by the Representatives; and each Issuer Free Writing Prospectus complied in all material respects with the requirements of the Securities Act, has been filed in accordance with the Securities Act (as and if required by Rule 433 under the Securities Act) and, when taken together with the Preliminary Prospectus, did not, and at the Time of Delivery will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representation and warranty set forth in this Section 2(e) will not apply with respect to any statements or omissions

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made in any Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Operating Partnership or the Parent Guarantor in writing by an Underwriter of Designated Securities through the Representatives expressly for use in such Issuer Free Writing Prospectus.

(f) Except as noted therein, the consolidated financial statements (including the related notes thereto) incorporated by reference in the Time of Sale Information and the Prospectus present fairly in all material respects the consolidated financial condition of the Operating Partnership and its consolidated subsidiaries and the Parent Guarantor and its consolidated subsidiaries, as applicable, as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; such financial statements have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis; any supporting schedules incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein; and any pro forma financial information (including the related notes thereto) contained or incorporated by reference in the Time of Sale Information and the Prospectus presents fairly in all material respects the information contained therein and have been prepared on a reasonable basis using reasonable assumptions and in accordance with the applicable requirements of the Securities Act and the Exchange Act. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Time of Sale Information and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(g) The Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except as set forth in the Time of Sale Information and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Time of Sale Information and the Prospectus, (i) except as set forth on Schedule III to the applicable Pricing Agreement, there has not been any change in the beneficial interests of the Parent Guarantor (other than (x) issuances of beneficial interests (A) pursuant to equity-based awards granted in the ordinary course of business to trustees or employees of the Parent Guarantor or the Operating Partnership, (B) upon exercise of options or warrants and upon conversion or redemption of convertible or redeemable securities, in each case which were outstanding as of the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus, and (C) upon the exchange of Operating Partnership interests for beneficial interests in the Parent Guarantor and (y) repurchases of the Parent Guarantor’s beneficial interests under the Parent Guarantor’s share repurchase program) or in the partnership interests in the Operating Partnership or the capital stock, partnership, membership or beneficial interests of any of its consolidated subsidiaries, or any change in the long-term debt of the Parent Guarantor and its consolidated subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, and (ii) there has not been any material adverse change in the business, properties, management, results of operations, financial condition or prospects of the Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, except as set forth in the Time of Sale Information and the Prospectus.

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(h) The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with partnership power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus, and has been duly qualified or registered as a foreign limited partnership for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have (i) a material adverse effect on the business, properties, management, results of operations, financial condition or prospects of the Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, or (ii) an adverse effect on the ability to perform on the part of, or the performance by, the Operating Partnership and the Parent Guarantor of their respective obligations hereunder and under the Indenture, the Securities and the Guarantee (collectively, a “Material Adverse Effect”); the Parent Guarantor has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with trust power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus, and has been duly qualified or registered as a foreign real estate investment trust for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and each subsidiary has been duly incorporated, formed or organized and is validly existing as a corporation or other entity in good standing or subsisting under the laws of its jurisdiction of incorporation, formation or organization, with corporate, partnership or limited liability company power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus, and has been duly qualified or registered as a foreign corporation or other foreign entity for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(i) The Operating Partnership has an authorized capitalization as set forth in the Time of Sale Information and the Prospectus, and all of the issued partnership interests of the Operating Partnership have been duly and validly authorized and issued and are fully paid; the Parent Guarantor has an authorized capitalization as set forth in the Time of Sale Information and the Prospectus, and all of the issued beneficial interests of the Parent Guarantor have been duly and validly authorized and issued and are fully paid; except as set forth in the Time of Sale Information and the Prospectus, all of the issued shares of capital stock, partnership, membership or beneficial interests of each consolidated subsidiary (including, without limitation, the Operating Partnership) have been duly and validly authorized and issued, are fully paid and, if applicable, non-assessable and are owned directly or indirectly by the Operating Partnership, free and clear of all liens, encumbrances or claims (collectively, “Liens”); and the Parent Guarantor is the sole general partner of the Operating Partnership and its ownership percentage in the Operating Partnership is as set forth in the Time of Sale Information and the Prospectus.

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(j) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by each of the Operating Partnership and the Parent Guarantor.

(k) The Indenture has been duly authorized by the Operating Partnership and the Parent Guarantor and qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities, the Indenture will constitute a valid and legally binding instrument enforceable against the Operating Partnership and the Parent Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, receivership, moratorium and other law or laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether considered in a proceeding at law or in equity).

(l) The Securities have been duly and validly authorized by the Operating Partnership, and, when Designated Securities are issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Operating Partnership enforceable in accordance with their terms and entitled to the benefits of the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization, receivership, moratorium and other law or laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether considered in a proceeding at law or in equity).

(m) The Guarantee has been duly authorized by the Parent Guarantor and, when the Designated Securities are issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, the Guarantee will have been duly executed, issued and delivered and will constitute a valid and legally binding obligation of the Parent Guarantor enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, receivership, moratorium and other law or laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether considered in a proceeding at law or in equity).

(n) The Indenture conforms, and the Designated Securities and the Guarantee conform, in all material respects, to the descriptions thereof contained in the Preliminary Prospectus, the Time of Sale Information and the Prospectus.

(o) Neither the Parent Guarantor nor any of its subsidiaries (including, without limitation, the Operating Partnership) is, or with the giving of notice or lapse of time or both would be, in violation of or in default under its declaration of trust, charter, by-laws, partnership agreement, operating agreement or other organizational documents, as applicable, except where, in the case of any subsidiary of the Parent Guarantor or the Operating Partnership, the violation or default could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Parent Guarantor or any of its subsidiaries (including, without limitation,

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the Operating Partnership) is a party or by which it or any of them or any of their respective properties is bound, except where the violation or default could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; the issue and sale of the Designated Securities, the issue of the Guarantee, the compliance by the Operating Partnership and the Parent Guarantor with all of the provisions of the Designated Securities, the Guarantee, the Indenture, this Agreement and the applicable Pricing Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) is a party or by which the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) is bound or to which any of the property or assets of the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) is subject, nor will such actions result in any violation of the provisions of the declaration of trust or the by-laws of the Parent Guarantor, the certificate of limited partnership or partnership agreement of the Operating Partnership or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Designated Securities, the compliance by the Operating Partnership and the Parent Guarantor with all of the provisions of this Agreement and the applicable Pricing Agreement, the issue of the Guarantee or the consummation by the Operating Partnership and the Parent Guarantor of the other transactions contemplated by this Agreement, the applicable Pricing Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Securities Act or the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters.

(p) Except as set forth in the Time of Sale Information and the Prospectus, there are no legal or governmental proceedings pending to which the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) is a party or to which any property of the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) is subject, which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of the Operating Partnership and the Parent Guarantor, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(q) PricewaterhouseCoopers LLP, which has audited certain financial statements of the Operating Partnership and its consolidated subsidiaries and of the Parent Guarantor and its consolidated subsidiaries, is an independent registered public accounting firm as required by the Securities Act and the rules and regulations of the Commission and the Public Company Accounting Oversight Board.

(r) The Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership) have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to their respective

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businesses, in each case free and clear of all Liens except (A) those Liens which have been reflected generally or in the aggregate in the financial statements of the Operating Partnership and of the Parent Guarantor as disclosed in the Time of Sale Information and the Prospectus or as are described specifically, generally or in the aggregate in the Time of Sale Information and the Prospectus, or (B) such Liens not required by generally accepted accounting principles to be disclosed in the financial statements of the Operating Partnership or of the Parent Guarantor, which do not (a) materially adversely interfere with the use made or proposed to be made of such property by the Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership) or (b) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(s) Neither the Operating Partnership nor the Parent Guarantor is, and after giving effect to each offering and sale of the Designated Securities and the issuance of the Guarantee is, or will be required to register as, an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(t) At all times commencing with the Parent Guarantor’s taxable year ended December 31, 1986, the Parent Guarantor has been, and after giving effect to the offering and the sale of the Designated Securities and the issuance of the Guarantee, will continue to be, organized and operated in conformity with the requirements for qualification of the Parent Guarantor as a real estate investment trust (“REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”), and the proposed method of operation of the Parent Guarantor will enable the Parent Guarantor to continue to meet the requirements for qualification and taxation as a REIT under the Code.

(u) The Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership) (A) have filed all federal, state, local and foreign tax returns that are required to be filed or have requested extensions thereof except in any case in which the failure so to file could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and (B) have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(v) The Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership) own or possess, or can acquire on reasonable terms, the trademarks, service marks, trade names, or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, taken as a whole, and no such entity has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of such entities therein, and which infringement, conflict, invalidity or inadequacy could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(w) The Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership) possess all licenses, certificates, permits and other authorizations issued

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by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Parent Guarantor nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect on the Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole.

(x) No labor dispute or disturbance involving the employees of the Parent Guarantor or any of its subsidiaries (including, without limitation, the Operating Partnership) or of any other entity exists or, to the knowledge of the Operating Partnership or the Parent Guarantor, is threatened or imminent that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(y) The Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership) (A) are in compliance with applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (B) have received, and are in compliance with, all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) have not received notice of any actual or potential liability under any environmental law, except in each case where such non-compliance with Environmental Laws, failure to receive or comply with required permits, licenses or other approvals, or liability could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, except as set forth in the Time of Sale Information and the Prospectus; except as set forth in the Time of Sale Information and the Prospectus, neither the Parent Guarantor nor any of its subsidiaries (including, without limitation, the Operating Partnership) has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended; in the ordinary course of its business, the Operating Partnership and the Parent Guarantor periodically review the effect of Environmental Laws on the business, operations and properties of the Operating Partnership, Parent Guarantor and their respective subsidiaries, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties); and on the basis of such review, the Operating Partnership and the Parent Guarantor have reasonably concluded that such associated costs and liabilities could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, except as set forth in the Time of Sale Information and the Prospectus.

(z) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Parent Guarantor and/or one or more of its subsidiaries (including, without limitation, the Operating Partnership), and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; each of the Parent Guarantor and its subsidiaries (including, without

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limitation, the Operating Partnership) has fulfilled its obligations, if any, under Section 515 of ERISA; except as set forth in the Time of Sale Information and the Prospectus, neither the Parent Guarantor nor any of its subsidiaries (including, without limitation, the Operating Partnership) maintains or is required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Parent Guarantor and/or one or more of its subsidiaries (including, without limitation, the Operating Partnership) is in compliance in all material respects with the currently applicable provisions of ERISA; neither the Parent Guarantor nor any of its subsidiaries (including, without limitation, the Operating Partnership) has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA; and the assets of the Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership) do not, and as of the Time of Delivery will not, constitute “plan assets” under ERISA.

(aa) The Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership) are currently in compliance with all presently applicable provisions of the Americans with Disabilities Act of 1990, as amended, except for any such non-compliance that could not reasonably be expected, individually or in aggregate, to have a Material Adverse Effect.

(bb) There is, and has been, no failure on the part of the Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership), and any of their respective trustees, directors or officers in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 (relating to loans) and Sections 302 and 906 (relating to certifications).

(cc) No relationship (direct or indirect) exists between or among any of the Parent Guarantor or any affiliate of the Parent Guarantor, on the one hand, and any trustee, officer, shareholder, tenant, customer or supplier of the Parent Guarantor or any affiliate of the Parent Guarantor, on the other hand, which is required by the Securities Act and the rules and regulations of the Commission thereunder to be described in the Registration Statement, the Time of Sale Information or the Prospectus which is not so described or is not described as required; and there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Parent Guarantor to or for the benefit of any of the trustees or officers of the Parent Guarantor or any of their respective family members.

(dd) (i) The Parent Guarantor and its consolidated subsidiaries (including, without limitation, the Operating Partnership) maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability

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for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(ii) Since the end of the most recent audited fiscal year, there has been (A) no material weakness in the Parent Guarantor’s or the Operating Partnership’s internal control over financial reporting (whether or not remediated) and (B) no change in the Parent Guarantor’s or the Operating Partnership’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Parent Guarantor’s or the Operating Partnership’s internal control over financial reporting.

(iii) The Parent Guarantor, the Operating Partnership and their respective consolidated subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Operating Partnership and the Parent Guarantor in the reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Parent Guarantor’s and the Operating Partnership’s management, including its respective principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding disclosure.

(ee) The Parent Guarantor and each of its subsidiaries (including, without limitation, the Operating Partnership) are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; to the knowledge of the Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership) all policies of insurance insuring the Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership) or their respective businesses, assets, trustees, directors, officers and employees are in full force and effect; the Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership) are in compliance with the terms of such policies and instruments in all material respects; neither the Parent Guarantor nor any of its subsidiaries (including, without limitation, the Operating Partnership) has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such coverage; and neither the Parent Guarantor nor any of its subsidiaries (including, without limitation, the Operating Partnership) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected, individually or in aggregate, to have a Material Adverse Effect.

(ff) No subsidiary of the Parent Guarantor (including, without limitation, the Operating Partnership) is currently prohibited, directly or indirectly, from paying any dividends to the Operating Partnership, from making any other distribution on such subsidiary’s capital stock or other equity, from repaying to the Operating Partnership any loans or advances to such subsidiary from the Operating Partnership, or from transferring any of such subsidiary’s property or assets to the Operating Partnership or any other subsidiary of the Operating Partnership,

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except that, in the case of subsidiaries of the Parent Guarantor set forth on Schedule IV to the applicable Pricing Agreement that are joint ventures, the relevant joint venture agreements require the consent of their respective joint venture partners as a condition to making such payments or transfers and that following an event of default under the loan documents encumbering the properties owned by a subsidiary of the Parent Guarantor (including, without limitation, the Operating Partnership) such subsidiary may be prohibited from making distributions to the Operating Partnership.

(gg) The statistical and market-related data, if any, included in the Time of Sale Information and the Prospectus is based on or derived from sources which the Operating Partnership and the Parent Guarantor believe, in good faith, to be reliable and accurate in all material respects.

(hh) The Operating Partnership and each of the consolidated subsidiaries of the Operating Partnership that are partnerships are properly classified as partnerships, and not as corporations or as associations taxable as corporations, for federal income tax purposes throughout the period from their respective dates of formation through the date hereof, or, in the case of any such partnerships that have terminated, through the date of termination of such partnerships.

(ii) None of the Company, any of its subsidiaries or, to the knowledge of the Company or the Parent Guarantor, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any sanctions administered or enforced by the U.S. Government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury), (“Sanctions”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person that, at the time of such funding, is subject to any Sanctions.

(jj) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company and each of the Parent Guarantor, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(kk) The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or the Parent Guarantor, threatened.

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For purposes of this Section 2, references to “subsidiaries”, insofar as such references relate to entities in which the Parent Guarantor or Operating Partnership own or hold an equity or equivalent interest equal to or less than 50%, are made by the Parent Guarantor and Operating Partnership to their knowledge (after due inquiry).

3. Offer and Sale of the Designated Securities. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities (including the Guarantee), the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus.

4. Payment and Settlement for Designated Securities. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least 24 hours’ prior notice to the Operating Partnership, will be delivered by or on behalf of the Operating Partnership to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer in federal or other same day funds, payable to the order of the Operating Partnership in the funds specified in such Pricing Agreement, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Operating Partnership may agree upon in writing, such time and date being herein called the “Time of Delivery” for such Designated Securities.

5. Further Agreements of the Operating Partnership and the Parent Guarantor. The Operating Partnership and the Parent Guarantor, jointly and severally, agree with each of the Underwriters of any Designated Securities as follows:

(a) To prepare the Prospectus in relation to the applicable Designated Securities and the Guarantee in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act no later than the Commission’s close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to file any Issuer Free Writing Prospectus to the extent, and within the time period, required by Rule 433 under the Securities Act; to make no further amendment or any supplement to the Registration Statement or Prospectus after the Time of Sale and prior to the Time of Delivery for such Designated Securities which will be disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof; not to use, authorize, approve, refer to or file any Issuer Free Writing Prospectus which will be disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any amendment or supplement to the Registration Statement or the Prospectus after the Time of Delivery for such Designated Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Operating Partnership

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or the Parent Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities; and during such same period to advise the Representatives, promptly after it receives notice thereof, of (i) the time when any amendment to the Registration Statement has been filed or becomes effective or any prospectus supplement to the Prospectus or any amended Prospectus has been filed with the Commission, (ii) the issuance by the Commission of any stop order or any order preventing or suspending the use of any prospectus relating to such Designated Securities, (iii) the suspension of the qualification of such Designated Securities for offering or sale in any jurisdiction, (iv) the initiation or threatening of any proceeding for any such purpose or pursuant to Section 8A of the Securities Act, or (v) any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to such Designated Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b) If required by Rule 430(B)(h) under the Securities Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Securities Act not later than may be required by Rule 424(b) under the Securities Act; and to make no further amendment or supplement to such form of prospectus which will be disapproved by you promptly after reasonable notice thereof;

(c) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities and Guarantee for offering and sale under the securities laws of such jurisdictions within the United States as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution of such Designated Securities and Guarantee; provided, however, that in connection therewith neither the Operating Partnership nor the Parent Guarantor will be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(d) To furnish the Underwriters with (i) two copies of the Registration Statement (as originally filed) and each amendment thereto, and all exhibits and documents incorporated or deemed to be incorporated by reference therein; (ii) copies of the Time of Sale Information; and (iii) copies of the Prospectus in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required at any time in connection with the offering or sale of the Designated Securities and the issuance of the Guarantee; if at such time any event will have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it will be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated or deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and, subject to Section 5(a) hereof, to prepare and file such document and to furnish without charge to each Underwriter and to any dealer in securities as many copies as the

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Representatives may from time to time reasonably request of an amended Prospectus or a prospectus supplement to the Prospectus, which will correct such statement or omission or effect such compliance; and if at any time prior to the Time of Delivery any event will have occurred as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary to amend or supplement the Time of Sale Information to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives thereof and, subject to Section 5(a) hereof, prepare and file with the Commission (to the extent required) and to furnish to the Underwriters and to any dealer as the Representatives may reasonably request, such amendments or supplements to the Time of Sale Information as will correct such statement or omission or effect such compliance;

(e) During the period beginning from the date of the Pricing Agreement for the Designated Securities and continuing to and including the date specified in the Pricing Agreement for such Designated Securities, not to, directly or indirectly, offer, sell, contract to sell or otherwise dispose of any debt securities of the Operating Partnership or the Parent Guarantor that mature more than one year after the Time of Delivery and that are substantially similar to such Designated Securities, without the prior written consent of the Representatives;

(f) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Operating Partnership and its consolidated subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Operating Partnership, Rule 158);

(g) To apply the net proceeds from the sale of the Designated Securities as described in the Time of Sale Information and the Prospectus;

(h) Not to take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation, which is contrary to any applicable law, of the price of any security of the Operating Partnership to facilitate the sale or resale of the Securities;

(i) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act;

(j) In the case of the Parent Guarantor, to use its best efforts to continue to be organized and operated in conformity with the requirements for qualification as a REIT under the Code for each of its taxable years for so long as the Board of Trustees of the Parent Guarantor deems it in the best interests of the Parent Guarantor’s shareholders to remain so qualified and not to be materially and adversely against the interests of the holders of the Designated Securities to fail to be so qualified; and

(k) To retain, pursuant to reasonable procedures developed in good faith, copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

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6. Certain Agreements of the Underwriters Regarding Free Writing Prospectuses. Each Underwriter, severally and not jointly, hereby represents and warrants to, and agrees with, the Operating Partnership and the Parent Guarantor as follows:

(a) Such Underwriter has not used, authorized, referred to or participated in the planning for use of, and will not use, authorize, refer to or participate in the planning for use of, any “free writing prospectus” (as defined in Rule 405 under the Securities Act) except for (i) a free writing prospectus that, solely as a result of use by such Underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433 (other than a free writing prospectus under Section 6(b) below), (ii) any Issuer Free Writing Prospectus listed on Schedule II to the applicable Pricing Agreement or prepared pursuant to Section 2(e) or Section 5(a) hereof, or (iii) any free writing prospectus prepared by such Underwriter and approved by the Operating Partnership in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”);

(b) Such Underwriter has not used, and will not, without the prior written consent of the Operating Partnership, use, any free writing prospectus that contains the final terms of the Designated Securities unless such terms have previously been included in a free writing prospectus filed with the Commission; provided, however, that Underwriters may use one or more term sheets containing information substantially consistent with the final term sheet referred to in Schedule II of the Pricing Agreement and customary Bloomberg communications without the prior consent of the Operating Partnership; and

(c) Such Underwriter will, pursuant to reasonable procedures developed in good faith, retain copies of each free writing prospectus used or referred to by it, in accordance with Rule 433 under the Securities Act.

7. Payment of Expenses. The Operating Partnership and the Parent Guarantor, jointly and severally, covenant and agree with the several Underwriters that the Operating Partnership and the Parent Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Operating Partnership’s and the Parent Guarantor’s counsel and independent registered public accounting firm in connection with the registration of the Securities and the Guarantee under the Securities Act; (ii) all other expenses in connection with the preparation, printing and filing of the Registration Statement, any preliminary prospectus, the Preliminary Prospectus and the Prospectus and all other amendments and supplements thereto, and any Issuer Free Writing Prospectus and the mailing and delivering of copies thereof to the Underwriters and dealers; (iii) the cost of printing and producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, the Indenture, any Blue Sky and legal investment memoranda, closing documents (including any compilations thereof) and any other documents so long as such documents have been approved by the Operating Partnership or the Parent Guarantor in connection with the offering, purchase, sale and delivery of the Securities and the Guarantee; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(c) hereof, including the fees

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and disbursements of the counsel to the Underwriters, in connection with such qualification and in connection with any Blue Sky and legal investment surveys; (v) any fees charged by securities rating agencies for rating the Securities; (vi) any filing fees incident to, and the reasonable fees and disbursements of the counsel to the Underwriters, in connection with any required review by the Financial Industry Regulatory Authority of the terms of the sale of the Securities; (vii) the cost of preparing the Securities and the Guarantee; (viii) the reasonable fees and expenses of any Trustee identified in a Pricing Agreement (the “Trustee”) and any agent of any Trustee and any transfer or paying agent of the Operating Partnership and the Parent Guarantor and the reasonable fees and disbursements of counsel to the Trustee or such agent in connection with any Indenture, the Securities and the Guarantee; (ix) any transfer or similar taxes payable in connection with the issuance, sale and delivery of the Designated Securities and the Guarantee to the Underwriters; and (x) all other costs and expenses incident to the performance of its obligations hereunder and under any Pricing Agreement, which are not otherwise specifically provided for in this Section 7. It is understood, however, that, except as otherwise specifically provided in this Section 7 and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of the counsel to the Underwriters, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

8. Conditions of Underwriters’ Obligations. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the Representatives’ discretion, to the condition that all representations and warranties and other statements of the Operating Partnership and the Parent Guarantor included or incorporated by reference in the Pricing Agreement relating to such Designated Securities are true and correct at and as of the Time of Delivery for such Designated Securities and the condition that prior to such Time of Delivery the Operating Partnership and the Parent Guarantor shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

(a) (i) The Preliminary Prospectus and the Prospectus in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; (ii) each Issuer Free Writing Prospectus relating to the Designated Securities (including, without limitation, an Issuer Free Writing Prospectus setting forth the final terms of the Designated Securities) shall have been filed with the Commission pursuant to Rule 433 under the Securities Act within the applicable time period prescribed for such filing by Rule 433 and in accordance with Section 5(a) hereof; (iii) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act shall have been initiated or threatened by the Commission; and (iv) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives;

(b) Simpson Thacher & Bartlett LLP, counsel to the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery, with respect to the good standing status of the Operating Partnership and the Parent Guarantor, the Indenture, the Securities, the Guarantee, the Registration Statement, the Prospectus, the Time of

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Sale Information and such other related matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

(c) Pepper Hamilton LLP, counsel to the Operating Partnership and the Parent Guarantor, shall have furnished to the Representatives their written opinion or opinions dated the Time of Delivery in form and substance reasonably satisfactory to the Representatives, substantially to the effect of Annex II hereto;

(d) On the date of the applicable Pricing Agreement for such Designated Securities and at the Time of Delivery for such Designated Securities, PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Operating Partnership and the Parent Guarantor, which has audited the financial statements of the Operating Partnership and its consolidated subsidiaries and of the Parent Guarantor and its consolidated subsidiaries, included or incorporated by reference in the Registration Statement, shall have furnished to the Representatives letters, dated the respective dates of delivery, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus;

(e) (i) The Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, have not sustained since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except as set forth in the Time of Sale Information and the Prospectus and (ii) since the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus and the Prospectus (without giving effect to any amendment thereof or supplement thereto subsequent to the date of the Pricing Agreement relating to the Designated Securities), except as set forth in Schedule III to the applicable Pricing Agreement, there has not been any change in the beneficial interests of the Parent Guarantor (other than (x) issuances of beneficial interests (A) pursuant to equity-based awards granted in the ordinary course of business to trustees or employees of the Parent Guarantor or the Operating Partnership, (B) upon exercise of options and upon conversion or redemption of convertible or redeemable securities, in each case which were outstanding as of the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus, and (C) upon the exchange of Operating Partnership interests for beneficial interests in the Parent Guarantor and (y) repurchases of the Parent Guarantor’s beneficial interests under the Parent Guarantor’s share repurchase program) or in the partnership interests in the Operating Partnership or the capital stock, partnership, membership or beneficial interests of any of its subsidiaries, or any change in the long-term debt of the Parent Guarantor and its subsidiaries (including, without limitation, the Operating Partnership), taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, results of operations, financial condition or prospects of the Parent Guarantor and its consolidated subsidiaries (including, without limitation, the Operating Partnership), taken as a

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whole, except as set forth in the Time of Sale Information and the Prospectus (without giving effect to any amendment thereof or supplement thereto subsequent to the date of the Pricing Agreement relating to the Designated Securities), the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities and the Guarantee on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus;

(f) On or after the date of the Pricing Agreement relating to the Designated Securities, (i) no downgrading shall have occurred in the rating accorded the Operating Partnership’s debt securities or the Parent Guarantor’s debt securities or, if applicable, preferred shares of beneficial interest by any “nationally recognized statistical rating organization”, as the term is defined by the Commission for purposes of Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Operating Partnership’s debt securities or the Parent Guarantor’s debt securities or preferred shares;

(g) On or after the date of the Pricing Agreement relating to the Designated Securities, there shall not have occurred any of the following: (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Operating Partnership or the Parent Guarantor shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services; or (iv) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or declaration of national emergency or war by the United States or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Designated Securities on the terms and in the manner contemplated by this Agreement, the Preliminary Prospectus, the Time of Sale Information and the Prospectus; and

(h) The Operating Partnership and the Parent Guarantor shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Operating Partnership and the Parent Guarantor in such form and executed by such officers of the Operating Partnership and the Parent Guarantor as shall be satisfactory to the Representatives, as to the accuracy of the representations and warranties of the Operating Partnership and the Parent Guarantor herein at and as of such Time of Delivery, as to the performance by the Operating Partnership and the Parent Guarantor of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in Sections 8(a), 8(e) and 8(f) hereof and as to such other matters (including, without limitation, with respect to compliance with debt agreements and instruments) as the Representatives may reasonably request.

9. Indemnification and Contribution. (a) The Operating Partnership and the Parent Guarantor, jointly and severally, will indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within

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the meaning of the Securities Act or the Exchange Act, and its affiliates, from and against any losses, claims, damages or liabilities, joint or several, or any action in respect thereof to which such Underwriter, director, officer, employee, controlling person or affiliate may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities or actions arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, the Time of Sale Information, or any Issuer Free Writing Prospectus or any “issuer information” (as defined in Rule 433 under the Securities Act) filed or required to be filed pursuant to Rule 433(d), or (ii) the omission or alleged omission to state in any preliminary prospectus, the Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Securities, or any amendments or supplements thereto, the Time of Sale Information, or any Issuer Free Writing Prospectus or issuer information (as defined above) a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such director, officer, employee, controlling person and affiliate promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter and each such director, officer, employee, controlling person and affiliate in connection with investigating or defending any such loss, damage, liability, action or claim as such expenses are incurred; provided, however, that the Operating Partnership and the Parent Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Securities, or any such amendment or supplement, the Time of Sale Information, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with information furnished in writing to the Operating Partnership or the Parent Guarantor by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus relating to such Designated Securities.

(b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Operating Partnership and the Parent Guarantor and their respective trustees, officers and employees and each person, if any, who controls the Operating Partnership and the Parent Guarantor within the meaning of the Securities Act or Exchange Act against any losses, claims, damages or liabilities to which the Operating Partnership or the Parent Guarantor or any of their respective trustees, officers and employees or controlling persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, the Time of Sale Information, or any Issuer Free Writing Prospectus, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Designated

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Securities, or any such amendment or supplement, the Time of Sale Information, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Operating Partnership or the Parent Guarantor by such Underwriter through the Representatives expressly for use therein, and will reimburse the Operating Partnership or Parent Guarantor for any legal or other expenses reasonably incurred by the Operating Partnership or the Parent Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under Section 9(a) or 9(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such Section 9(a) and 9(b). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such Section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel will be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel (plus local counsel in each such jurisdiction) at any time for all such indemnified parties. If the indemnifying party does not assume the defense of such action, it is understood that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate counsel (plus local counsel in each such jurisdiction) at any time for all such indemnified parties, which firms will be designated in writing by the Representatives, if the indemnified parties under this Section 9 consist of any Underwriter of the Designated Securities or any of its respective directors, officers, employees, controlling persons or affiliates, or by the

22

Operating Partnership or the Parent Guarantor, if the indemnified parties under this Section 9 consist of the Operating Partnership or the Parent Guarantor or any of their respective trustees, officers or controlling persons. The indemnifying party shall not be liable for any settlement of an action or claim for monetary damages which an indemnified party may effect without the consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party will, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. For purposes of this Section 9, references to “counsel” shall include a firm of attorneys.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Operating Partnership and the Parent Guarantor on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 9(c) above, then each indemnifying party will contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits referred to in the immediately preceding sentence but also the relative fault of the Operating Partnership or the Parent Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Operating Partnership, or the Parent Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Operating Partnership or the Parent Guarantor bear to the total commissions or discounts received by such Underwriters in respect thereof. The relative fault will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Operating Partnership or the Parent Guarantor on the one hand or by any such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Operating Partnership, the Parent Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an

23

indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter will be required to contribute any amount in excess of the amount by which the total public offering price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this Section 9(d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Securities and not joint.

(e) The obligations of the Operating Partnership and the Parent Guarantor under this Section 9 will be in addition to any liability which the Operating Partnership or the Parent Guarantor may otherwise have and will extend, upon the same terms and conditions, to each director, officer and employee of any Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act, and to each affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 will be in addition to any liability which the respective Underwriters may otherwise have and will extend, upon the same terms and conditions, to the respective trustees, officers and employees of the Operating Partnership or the Parent Guarantor and to each person, if any, who controls the Operating Partnership or the Parent Guarantor within the meaning of the Securities Act or the Exchange Act.

10. Defaulting Underwriters. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within 36 hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Operating Partnership will be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Operating Partnership that they have so arranged for the purchase of such Designated Securities, or the Operating Partnership notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Operating Partnership will have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Operating Partnership agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement will include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

24

(b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Operating Partnership as provided in Section 10(a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Operating Partnership will have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro-rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein will relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Operating Partnership as provided in Section 10(a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities as referred to in Section 10(b) above, or if the Operating Partnership will not exercise the right described in Section 10(b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Operating Partnership, except for the expenses to be borne by the Operating Partnership and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein will relieve a defaulting Underwriter from liability for its default.

11. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Operating Partnership, the Parent Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, will remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any director, officer, employee or controlling person or affiliate of any Underwriter, or the Operating Partnership or Parent Guarantor, or any trustee, officer, employee or controlling person of the Operating Partnership or Parent Guarantor, and will survive delivery of and payment for the Securities.

12. Termination. If any Pricing Agreement shall be terminated pursuant to Section 10 hereof or if any condition in Section 8(g)(i), 8(g)(iii) or 8(g)(iv) hereof is not satisfied, the Operating Partnership and the Parent Guarantor will not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Sections 7 and 9 hereof, but, if for any other reason, Designated Securities are not delivered by or on behalf of the Operating Partnership as provided herein, the Operating Partnership or the Parent Guarantor will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Operating Partnership and the Parent Guarantor will then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 7 and 9 hereof.

25

13. Authority of Representatives. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities will act on behalf of each of such Underwriters, and the parties hereto will be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

14. Notices. All statements, requests, notices and agreements hereunder will be in writing, and if to the Underwriters will be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Operating Partnership or the Parent Guarantor will be delivered or sent by mail, telex or facsimile transmission to the address of the Operating Partnership and the Parent Guarantor set forth in the Registration Statement, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof will be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its underwriters’ questionnaire, or telex constituting such questionnaire, which address will be supplied to the Operating Partnership by the Representatives upon request. Any such statements, requests, notices or agreements will take effect upon receipt thereof.

15. Nature of Underwriters’ Obligations. Each of the Operating Partnership and the Parent Guarantor acknowledges and agrees that (i) the purchase and sale of the Designated Securities pursuant to this Agreement and the applicable Pricing Agreement is an arm’s-length commercial transaction between the Operating Partnership and the Parent Guarantor, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction, each Underwriter is acting solely as a principal and not the agent or fiduciary of the Operating Partnership or the Parent Guarantor, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Operating Partnership or the Parent Guarantor with respect to the offering of the Designated Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Operating Partnership or the Parent Guarantor on other matters) or any other obligation to the Operating Partnership or the Parent Guarantor except the obligations expressly set forth in this Agreement and the applicable Pricing Agreement and (iv) the Operating Partnership or the Parent Guarantor have consulted their own legal and financial advisors to the extent they deemed it appropriate. Each of the Operating Partnership and the Parent Guarantor agrees that it will not claim that the Underwriters, or any of them, owes an advisory, fiduciary or similar duty to the Operating Partnership or the Parent Guarantor in connection with such transaction or the process leading thereto.

16. Persons Entitled to Benefit of Agreement. This Agreement and each Pricing Agreement will be binding upon, and inure solely to the benefit of, the Underwriters, the Operating Partnership, the Parent Guarantor and, to the extent provided in Sections 9 and 11 hereof, the trustees, directors, officers and employees of the Operating Partnership, the Parent Guarantor or any Underwriter and each person who controls the Operating Partnership, the Parent Guarantor or any Underwriter or the affiliates of any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person will acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

26

17. Time of Essence. Time shall be of the essence of each Pricing Agreement. As used herein, “business day” means any day on which the New York Stock Exchange, Inc. is open for trading.

18. Governing Law. THIS AGREEMENT AND EACH PRICING AGREEMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY PRICING AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

19. Counterparts. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts will together constitute one and the same instrument.

[Signature pages on following pages]

27

Very truly yours,

BRANDYWINE OPERATING PARTNERSHIP, L.P.

By: Brandywine Realty Trust, its General Partner

By:	/s/ Thomas E. Wirth
Name:	Thomas E. Wirth
Title:	Executive Vice President and Chief Financial Officer

BRANDYWINE REALTY TRUST

By:	/s/ Thomas E. Wirth
Name:	Thomas E. Wirth
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Underwriting Agreement

WELLS FARGO SECURITIES, LLC

By:	/s/ Carolyn Hurley
Name:	Carolyn Hurley
Title:	Director

On behalf of themselves and each of the other several Underwriters

Signature Page to Underwriting Agreement

BARCLAYS CAPITAL INC.

By:	/s/ Pamela Kendall
Name:	Pamela Kendall
Title:	Director

On behalf of themselves and each of the other several Underwriters

Signature Page to Underwriting Agreement

JEFFERIES LLC

By:	/s/ Matthew Casey
Name:	Matthew Casey
Title:	Managing Director

On behalf of themselves and each of the other several Underwriters

Signature Page to Underwriting Agreement

RBC CAPITAL MARKETS, LLC

By:	/s/ Scott G. Primrose
Name:	Scott G. Primrose
Title:	Authorized Signatory

On behalf of itself and each of the other several Underwriters

Signature Page to Underwriting Agreement

ANNEX I

PRICING AGREEMENT

September — , 2014

Wells Fargo Securities, LLC

Barclays Capital Inc.

Jefferies LLC

RBC Capital Markets, LLC

As Representatives of the several

Underwriters named in Schedule I hereto

Ladies and Gentlemen:

Brandywine Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated September 8, 2014 (the “Underwriting Agreement”), among the Operating Partnership, Brandywine Realty Trust, a Maryland real estate investment trust and sole general partner and a limited partner of the Operating Partnership (the “Parent Guarantor”) and you, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Securities specified in Schedule II hereto (the “Designated Securities”). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Preliminary Prospectus and the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Preliminary Prospectus and the Prospectus, and also a representation and warranty as of the date of this Pricing Agreement in relation to the Preliminary Prospectus and the Prospectus relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Underwriters of the Designated Securities pursuant to Section 13 of the Underwriting Agreement and the addresses of the Representatives referred to in such Section 13 are set forth in Schedule II hereto.

An amendment to the Registration Statement, or a prospectus supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Operating Partnership and the Parent Guarantor agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally

I-1

and not jointly, to purchase from the Operating Partnership and the Parent Guarantor, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

[Signature pages on following pages]

I-2

If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, will constitute a binding agreement among the Underwriters and the Operating Partnership and the Parent Guarantor.

Very truly yours,

BRANDYWINE OPERATING PARTNERSHIP, L.P.

By: Brandywine Realty Trust, its General Partner

By:
Name:
Title:

BRANDYWINE REALTY TRUST

By:
Name:
Title:

Signature Page to Pricing Agreement

WELLS FARGO SECURITIES, LLC

By:
Name:
Title:

BARCLAYS CAPITAL INC.

By:
Name:
Title:

JEFFERIES LLC

By:
Name:
Title:

RBC CAPITAL MARKETS, LLC

By:
Name:
Title:

On behalf of themselves and each of the other several Underwriters

Signature Page to Pricing Agreement

SCHEDULE I

Underwriter	Principal Amount of Designated Securities to be Purchased
Wells Fargo Securities, LLC	$
Barclays Capital Inc.
Jefferies LLC
RBC Capital Markets, LLC

Total	$

S-I-1

SCHEDULE II

ISSUER:

Brandywine Operating Partnership, L.P.

GUARANTOR:

Brandywine Realty Trust

TITLE OF DESIGNATED SECURITIES:

    % Guaranteed Notes due 20

AGGREGATE PRINCIPAL AMOUNT:

$

PRICE TO PUBLIC:

    % of the principal amount of the Designated Securities, plus accrued interest, if any, from                  , 20

PURCHASE PRICE BY UNDERWRITERS:

    % of the principal amount of the Designated Securities, plus accrued interest, if any, from                  , 20

FORM OF DESIGNATED SECURITIES:

Book-entry only form represented by one or more global securities deposited with The Depository Trust Company (“DTC”) or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

Federal or other same day funds

TIME OF DELIVERY:

9:30 a.m. (New York City time),                  , 20

S-II-1

INDENTURE:

Indenture, dated as of October 22, 2004, as supplemented (the “Indenture”), among the Operating Partnership, the Parent Guarantor and The Bank of New York Mellon, as Trustee

MATURITY:

                 , 20

INTEREST RATE:

[    % per annum]

INTEREST PAYMENT DATES:

                  and                  , beginning on                  , 20

INTEREST PAYMENT RECORD DATES:

                  and

REDEMPTION PROVISIONS:

[Insert as appropriate.]

SINKING FUND PROVISIONS:

[Insert as appropriate.]

CONVERTIBILITY OR EXCHANGEABILITY PROVISIONS:

[Insert as appropriate.]

DEFEASANCE PROVISIONS:

As set forth in the Indenture.

OTHER TERMS AND CONDITIONS:

[Insert as appropriate.]

CLEAR MARKET PERIOD (Section 5(e) of the Underwriting Agreement):

From date hereof through                  , 20    .

S-II-2

CLOSING LOCATION FOR DELIVERY OF DESIGNATED SECURITIES:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

NAMES AND ADDRESSES OF REPRESENTATIVES:

[Insert names of Representatives]

Address for Notices, etc.:

[Insert addresses of Representatives]

UNDERWRITERS’ COUNSEL:

Simpson Thacher & Bartlett LLP

LIST OF FREE WRITING PROSPECTUSES (Section 2(e) of the Underwriting Agreement):

[Term sheet substantially in the form agreed between the Company and the Representatives on the date hereof]

INFORMATION FURNISHED TO OPERATING

PARTNERSHIP OR PARENT GUARANTOR

IN WRITING BY THE UNDERWRITERS

THROUGH THE REPRESENTATIVES

EXPRESSLY FOR INCLUSION IN

PROSPECTUS, TIME OF SALE

INFORMATION OR OTHER DOCUMENTS

(Sections 2 and 9 of the Underwriting

Agreement):

[As set forth in a letter delivered by the Representatives at the Time of Delivery]

S-II-3

SCHEDULE III

CHANGES IN BENEFICIAL INTEREST OF THE PARENT GUARANTOR

(Section 2(g) of Underwriting Agreement)

None

S-III-1

SCHEDULE IV

SPECIFIED JOINT VENTURE SUBSIDIARIES

(Section 2(ff) of Underwriting Agreement)

Four Tower Bridge Associates

Seven Tower Bridge Associates

1000 Chesterbrook Boulevard

PJP Building Two, LC

PJP Building Five, LC

PJP Building Six, LC

PJP Building Seven, LC

Broadmoor Austin Associates

Residence Inn Tower Bridge

G&I Interchange Office LLC (DRA)

Invesco, L.P.

Coppell Associates

One Commerce Square *

Two Commerce Square *

Brandywine – AI Venture, LLC

Brandywine 1919 Ventures

TB – BDN Plymouth Apartments Holdings GP, LLC

HSRE – Campus Crest IX, LLC

4040 Wilson LLC

DRA (G&I) Austin

Wood Oak LLC

*	The Company increased its equity ownership in this partnership to 99% as previously disclosed in its filings with the Commission.

S-IV-1

ANNEX II

FORM OF OPINION OF PEPPER HAMILTON LLP, COUNSEL TO THE COMPANY

[Attached]

The New York Times Building

37th Floor

620 Eighth Avenue

New York, NY 10018-1405

212.808.2700

Fax 212.286.9806

September [16], 2014

Wells Fargo Securities, LLC

550 South Tryon Street

Charlotte, North Carolina 28202

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Jefferies LLC

520 Madison Avenue

New York, New York 10022

RBC Capital Markets, LLC

Three World Financial Center

200 Vesey Street

New York, New York 10281

and the other several Underwriters

named in Schedule I to the Pricing

Agreement referred to below

Re:	Brandywine Operating Partnership, L.P.’s Public Offering of $250,000,000 in aggregate principal amount of its 4.100% Guaranteed Notes due 2024 and $250,000,000 in aggregate principal amount of its 4.550% Guaranteed Notes due 2029

Ladies and Gentlemen:

We have acted as counsel to Brandywine Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), and Brandywine Realty Trust, a Maryland real estate investment trust (the “Company” and, together with the Operating Partnership, the “Issuers”), in connection with the execution and delivery of the Underwriting Agreement (together with the Pricing Agreement, the “Underwriting Agreement”) dated September 8, 2014 incorporated by reference in the Pricing Agreement (the “Pricing Agreement”) dated September 8, 2014, in each case, by and among the Issuers and Wells Fargo Securities, LLC, Barclays

Philadelphia                     Boston                     Washington, D.C.                     Los Angeles                    New York                      Pittsburgh

Detroit               Berwyn                 Harrisburg               Orange County                Princeton               Silicon Valley               Wilmington

www.pepperlaw.com

Wells Fargo Securities, LLC

Barclays Capital Inc.

Jefferies LLC

RBC Capital Markets, LLC

September     , 2014

Capital Inc., Jefferies LLC and RBC Capital Markets, LLC, as Representatives of the several underwriters named in Schedule I to the Pricing Agreement (collectively, the “Underwriters”), and the filing by the Issuers with the United States Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), of the Registration Statement on Form S-3 No. 333-195740 (the “Registration Statement”), the prospectus dated May 6, 2014 that is a part of the Registration Statement (together with the Incorporated Documents, the “Base Prospectus”), the preliminary prospectus supplement filed with the Commission on September 8, 2014 (the “Preliminary Prospectus Supplement” and, together with the Base Prospectus, the “Preliminary Prospectus”) and the prospectus supplement filed by the Issuers with the Commission on September     , 2014 (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) and the Time of Sale Information (consisting of the Preliminary Prospectus and the issuer free writing prospectus identified on Schedule I to this opinion (the “Issuer Free Writing Prospectus”)) relating to the sale by the Operating Partnership of (i) $250,000,000 in aggregate principal amount of its 4.100% Guaranteed Notes due 2024 (the “2024 Notes”) and (ii) $250,000,000 in aggregate principal amount of its 4.550% Guaranteed Notes due 2029 (the “2029 Notes” and, together with the 2024 Notes, the “Designated Securities”) and the issuance of an unconditional guarantee of each of the 2024 Notes and the 2029 Notes by the Company (the “Guarantees”).

This opinion is delivered to you pursuant to Section 8(c) of the Underwriting Agreement. Capitalized terms used herein but not otherwise defined herein have the meanings ascribed to them in the Underwriting Agreement.

In connection with this opinion, we have examined the Underwriting Agreement, the Indenture, dated as of October 22, 2004, as supplemented by the First Supplemental Indenture, dated as of May 25, 2005, the Officer’s Certificate dated December 22, 2005 relating to the First Supplemental Indenture and the Third Supplemental Indenture dated as of April 5, 2011 (as so amended and/or supplemented, the “Indenture”), by and among the Issuers and The Bank of New York Mellon (formerly, The Bank of New York), as Trustee, the Registration Statement, the Base Prospectus, the Preliminary Prospectus, the Prospectus, the forms of global note certificates representing the Designated Securities, the Time of Sale Information, originals, or copies reproduced or certified to our satisfaction, of such trust, corporate, limited liability and partnership organizational documents, agreements, records and other documents of the Issuers and the Significant Subsidiaries (as defined below), the instruments and documents delivered upon the consummation of the closing of the transactions contemplated by the Underwriting Agreement, and such other documents, records and instruments as we have deemed necessary to

Wells Fargo Securities, LLC

Barclays Capital Inc.

Jefferies LLC

RBC Capital Markets, LLC

September     , 2014

form the basis for the opinions hereinafter expressed. We have also made such examination of laws, of certificates of public officials and of certificates of officers of the Issuers and the Significant Subsidiaries, and investigations of fact, as we have deemed necessary to enable us to render this opinion. As to matters of fact relevant to the opinions herein expressed, we have assumed the accuracy and completeness of, and have relied solely upon, the representations and warranties of the Issuers contained in the Underwriting Agreement, certificates of officers of the Issuers and the Significant Subsidiaries and certificates of public officials.

Where matters are stated to be “to our knowledge”, “to our knowledge after due inquiry” or otherwise “known to us” or words of similar import, our knowledge is limited to (i) the actual knowledge of those attorneys in our firm who have participated in the transactions contemplated by the Underwriting Agreement or have represented the Company or the Operating Partnership in other matters, (ii) the review of documents provided to us by the Issuers in connection with the transactions contemplated by the Underwriting Agreement or other matters, and (iii) inquiries of officers of the Issuers and the Significant Subsidiaries. We have not independently verified the accuracy of the matters set forth in the written statements or certificates upon which we have relied, nor have we undertaken any lien, intellectual property, suit or judgment searches or searches of court dockets in any jurisdiction.

In rendering this opinion letter, we have assumed: (i) the due execution and delivery, pursuant to due authorization, of the Underwriting Agreement by the Underwriters; (ii) the genuineness of the signatures of, and the authority of, persons signing the Underwriting Agreement on behalf of the Underwriters; (iii) the genuineness of the signatures of, and the authority of, persons signing the Indenture on behalf of the Trustee; (iv) the genuineness of all signatures and the authenticity and completeness of all records, certificates, instruments and documents submitted to us as originals; and (v) the conformity to authentic originals of all records, certificates, instruments and documents submitted to us as certified, conformed, photostatic or facsimile copies thereof.

No opinion is rendered as to matters not specifically referred to herein and under no circumstances are you to infer from anything stated or not stated herein any opinion with respect to which such reference is not made.

In rendering this opinion letter, we further have assumed that the consideration required to be paid for the issuance of (i) the Designated Securities pursuant to resolutions of the Board of Trustees of the Company, in its capacity as the general partner of the Operating

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Partnership, authorizing the issuance of those securities has, in fact, been paid to and received by the Operating Partnership, and (ii) all of the outstanding units of limited and general partnership interests of the Operating Partnership and all of the shares of stock, beneficial interests and partnership interests of the Company and each of the Significant Subsidiaries have, in fact, been paid to and received by the Operating Partnership, the Company and the Significant Subsidiaries, as applicable.

This opinion is limited solely to matters governed by the laws of the State of Delaware, the State of Maryland, the State of New York, the Commonwealth of Pennsylvania and the federal laws of the United States, without regard to conflict or choice of law principles, and the references herein to laws, statutes and regulations shall be interpreted consistent with such limitation; provided, however, that this opinion does not address state “blue sky” or similar securities laws, rules or regulations of any state.

Based upon and subject to the foregoing and the qualifications and limitations set forth below, we are of the opinion that:

1. The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with limited partnership power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus.

2. The Company has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with trust power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus.

3. Each of the subsidiaries of the Operating Partnership and the Company set forth on Schedule II hereto, which constitute the “significant subsidiaries” (as defined in Rule 405 under the Securities Act) of the Company in addition to the Operating Partnership (collectively, the “Significant Subsidiaries”), has been duly incorporated, formed or organized and is validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of incorporation, formation or organization, with corporate, trust, limited liability company or partnership power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus; and all of the issued shares of capital stock, limited liability company, partnership or beneficial interests, as applicable, of each of the Significant Subsidiaries have been duly and validly authorized and issued, are fully paid and, as applicable, non-assessable.

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4. All of the issued partnership interests of the Operating Partnership have been duly and validly authorized and issued and are fully paid; all of the issued beneficial interests of the Company have been duly and validly authorized and issued and are fully paid; and the Company is the sole general partner of the Operating Partnership and its percentage interest and ownership in the Operating Partnership is as set forth in the Time of Sale Information and the Prospectus as of the dates indicated therein.

5. The Operating Partnership has been duly qualified or registered as a foreign partnership for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification or registration, except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; the Company has been duly qualified or registered as a foreign trust for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration, except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and each of the Significant Subsidiaries has been duly qualified or registered as a foreign corporation or other entity for the transaction of business and is in good standing or subsisting under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration, except where the failure to so qualify or register or be in good standing or subsisting could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

6. To our knowledge and except as set forth in the Time of Sale Information and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is a party, or of which any property of the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is the subject, which are required, individually or in the aggregate, to be disclosed in the Registration Statement, the Time of Sale Information or the Prospectus which are not fairly described therein as required; and, to our knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

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7. To our knowledge, there are no amendments to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Registration Statement, the Preliminary Prospectus or the Prospectus or required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus that are not filed or incorporated by reference or described as required.

8. The Underwriting Agreement has been duly authorized, executed and delivered by the Operating Partnership and the Company.

9. The Indenture has been duly authorized, executed and delivered by the Operating Partnership and the Company and constitutes a valid and legally binding instrument, enforceable against the Operating Partnership and the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, receivership, moratorium or other laws (including, without limitation, the effect of statutory and other laws regarding fraudulent conveyances, fraudulent transfers and preferential matters) and as may be limited by the exercise of judicial discretion and application of principles of equity, including, without limitation, requirements of good faith, fair dealing, conscionability and materiality (regardless of whether the enforceability of the Indenture is considered in a proceeding at law or equity); and the Indenture has been duly qualified under the Trust Indenture Act.

10. The Designated Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Operating Partnership entitled to the benefits provided by the Indenture and are enforceable against the Operating Partnership in accordance with the terms of the Designated Securities, subject, as to enforcement, to bankruptcy, insolvency, reorganization, receivership, moratorium or other laws (including, without limitation, the effect of statutory and other laws regarding fraudulent conveyances, fraudulent transfers and preferential matters) and as may be limited by the exercise of judicial discretion and application of principles of equity, including, without limitation, requirements of good faith, fair dealing, conscionability and materiality (regardless of whether the enforceability of the Designated Securities is considered in a proceeding at law or equity).

11. The Guarantees have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company and are enforceable against the Company in accordance with its terms, subject, as to enforcement, to

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bankruptcy, insolvency, reorganization, receivership, moratorium or other laws (including, without limitation, the effect of statutory and other laws regarding fraudulent conveyances, fraudulent transfers and preferential matters) and as may be limited by the exercise of judicial discretion and application of principles of equity, including, without limitation, requirements of good faith, fair dealing, conscionability and materiality (regardless of whether the enforceability of the Guarantees is considered in a proceeding at law or equity).

12. The Designated Securities, the Guarantees and the Indenture conform in all material respects to the descriptions thereof in the Time of Sale Information and the Prospectus as amended or supplemented.

13. The issuance and sale of the Designated Securities, the issuance of the Guarantees, the compliance by the Operating Partnership and the Company with all of the provisions of the Designated Securities, the Guarantees, the Indenture and the Underwriting Agreement, and the consummation of the transactions therein contemplated, do not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under the debt agreements identified on Schedule III hereto; or any other indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is a party or by which the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is bound or to which any of the property or assets of the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) is subject, nor do such actions result in any violation of the provisions of the declaration of trust or the by-laws of the Company or the certificate of limited partnership or partnership agreement of the Operating Partnership, or any law or statute or any order, rule or regulation known to us of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries (including, without limitation, the Operating Partnership) or any of their properties.

14. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Designated Securities, the issuance of the Guarantees or the consummation by the Operating Partnership and the Company of the other transactions contemplated by the Underwriting Agreement or the Indenture, except as have been obtained under the Securities Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters (as to which we express no opinion).

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15. The Registration Statement, the Preliminary Prospectus, the Issuer Free Writing Prospectus and the Prospectus (in each case other than the financial statements and related notes and schedules and other financial data therein, as to which we express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations thereunder.

16. The Incorporated Documents (other than the financial statements and related notes and schedules and other financial data therein, as to which we express no opinion), when they were filed with the Commission or became effective, as the case may be, complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder. We identify on Schedule IV to this opinion the documents incorporated by reference in the Registration Statement.

17. The statements made under the caption “Material Federal Income Tax Considerations” in the Time of Sale Information and the Prospectus, insofar as they purport to constitute summaries of matters of U.S. federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

18. Commencing with its taxable year ended December 31, 1986, the Company has, since the effective date of its REIT election, been organized and operated in a manner so as to qualify for taxation as a REIT under the Internal Revenue Code of 1986, as amended, and the Company’s proposed method of operation will enable it to continue to qualify for taxation as a REIT.

19. The Registration Statement has become effective under the Securities Act; the Preliminary Prospectus, and the Prospectus relating to the Designated Securities and the Guarantees was filed with the Commission within the prescribed time periods pursuant to Rule 424(b) of the rules and regulations under the Securities Act; the Issuer Free Writing Prospectus was filed with the Commission within the prescribed time period pursuant to Rule 433 under the Securities Act; and to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or threatened by the Commission.

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20. Neither the Operating Partnership nor the Company is, or immediately after giving effect to the issuance and sale of the Designated Securities and the Guarantees and the application of the net proceeds therefrom as described in the Time of Sale Information and the Prospectus will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

We advise you that because the primary purpose of our engagement was not to establish or confirm factual matters or financial or accounting matters, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Information or the Prospectus or any amendments thereto (other than to the extent expressly set forth under paragraphs 12, 15 and 17 above). Without limiting the foregoing, we assume no responsibility for and have not independently verified the accuracy, completeness or fairness of the financial statements and related notes and schedules and other financial data included in the Registration Statement, the Time of Sale Information or Prospectus or any amendments thereto and have not examined the accounting or financial records from which such financial statements, notes, schedules (if any) and relevant data are derived. In connection with our engagement, we have participated in conferences with officers and other representatives of the Operating Partnership and the Company, representatives of the registered independent public accounting firm of the Operating Partnership and the Company, you and your counsel and representatives of the Underwriters at which the contents of the Registration Statement, the Time of Sale Information, the Prospectus and any amendments thereto were discussed.

Based upon such participation and discussions, and relying upon our judgment as to materiality based upon the factual statements of officers and other representatives of the Operating Partnership and the Company, we have no reason to believe that, (A) as of its effective date, the Registration Statement (other than the financial statements and related notes and schedules and other financial data therein, as to which we express no opinion) contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) as of the Time of Sale (which we assume to be immediately prior to the time that the first sale of Designated Securities was made in accordance with the Pricing Agreement), the Time of Sale Information (other than the financial statements and related notes and schedules and other financial data therein, as to which

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we express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) as of their respective dates and as of the date hereof, the Preliminary Prospectus and the Prospectus (other than the financial statements and related notes and schedules and other financial data therein, as to which we express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (D) as of the time they were filed with the Commission or became effective, as the case may be, any of the Incorporated Documents, when they were so filed or became effective, as the case may be, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

We express no opinion and make no statement as to whether the Time of Sale Information or any other disclosure or information has been adequately conveyed to purchasers of Designated Securities prior to or at the Time of Sale to such purchasers.

In addition, the opinions as to enforceability expressed in paragraphs 9, 10 and 11 above are understood to mean only that (A) if there is a default in performance of an obligation, (B) if a failure to pay or other damages can be shown and (C) if the defaulting party can be brought into a court which will hear the case and apply the governing law, then, subject to the availability of defenses and to the exceptions set forth in paragraphs 9, 10 and 11 above, the court will provide a money damage (or, as appropriate, injunctive or specific performance) remedy.

We express no opinion as to the enforceability of any provision of the Indenture, the Designated Securities or the Guarantees that purports to (x) preclude modification of the Indenture, the Designated Securities or the Guarantees through conduct, custom or course of performance, action or dealing or (y) exculpate, release or indemnify any party from damages, liabilities, expenses and/or other amounts arising from its own negligence or misconduct, or where such exculpation, release or indemnification is contrary to public policy.

The opinions expressed in paragraphs 17 and 18 above are based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations thereunder (including proposed and temporary Treasury regulations) and interpretations of the foregoing as expressed in court decisions, legislative history and administrative determinations of the Internal Revenue Service (the “IRS”) (including its practices and policies in issuing private letter rulings, which

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are not binding on the IRS, except with respect to a taxpayer that receives such a ruling), all as of the date hereof. This opinion represents our best legal judgment with respect to the probable outcome on the merits and is not binding on the IRS or the courts. There can be no assurance that positions contrary to our opinion will not be taken by the IRS, or that a court considering the issues would not reach a conclusion contrary to such opinions. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, would not adversely affect the opinions expressed herein.

In rendering the opinions expressed in paragraphs 17 and 18, we have relied upon written representations as to factual matters of the Company and the Operating Partnership contained in a letter to us dated the date hereof regarding their consolidated assets, operations and activities (the “Management Representation Letter”). We have not made an independent investigation or audit of the facts set forth in the Management Representation Letter or in any other document. We consequently have relied upon the accuracy of the representations as to factual matters in the Management Representation Letter. We have assumed that all representations made in the Management Representation Letter (and other factual information provided to us) are true, correct and complete and will continue to be true, correct and complete, and any representation or statement made in the Management Representation Letter “to the best of knowledge,” “to the knowledge” or “to the actual knowledge” of any person(s) or party(ies) or similarly qualified is true, correct and complete as if made without such qualification. After inquiry, we are not aware of any facts or circumstances contrary to, or inconsistent with, the representations that we have relied upon or the other assumptions set forth herein. Our opinions expressed in paragraphs 17 and 18 are limited to the tax matters specifically covered herein, and we have not addressed, nor have we been asked to address, any other tax matters relevant to the Company, the Operating Partnership or any other person.

This opinion is given as of the date hereof and is based on laws and regulations as they exist and are construed as of the date hereof. We assume no obligation to update or supplement this opinion to reflect any facts or circumstances that may come to our attention after the date hereof, or any changes in laws or regulations that may occur after the date hereof. The Company’s qualification for taxation as a REIT depends upon the Company’s ability to meet, on a continuing basis, through actual annual operating and other results, the requirements of the Code, including the requirements with regard to the sources of its gross income, the composition of its assets, the level of its distributions to shareholders and the diversity of its share ownership. We will not review the Company’s compliance with these requirements on a continuing basis. Accordingly, no assurance can be given that the actual results of the Company’s operations, the

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sources of its income, the nature of its assets, the level of its distributions to shareholders and the diversity of its share ownership for any given taxable year will satisfy the requirements under the Code for qualification and taxation as a REIT.

This opinion is rendered only to the addressees set forth above and is solely for the benefit of such addressees and may not be quoted to or relied upon by any other person or entity without the express written prior consent of a partner of this firm. Notwithstanding the foregoing, Simpson Thacher & Bartlett LLP, counsel to the Underwriters, may rely on this opinion for the sole purpose of rendering its legal opinion to the Underwriters pursuant to the Underwriting Agreement.

Very truly yours,

PEPPER HAMILTON LLP

SCHEDULE I

ISSUER FREE WRITING PROSPECTUS

Final Term Sheet, dated September 8, 2014, relating to the Designated Securities, filed pursuant to Rule 433 under the Securities Act.

SCHEDULE II

SIGNIFICANT SUBSIDIARIES

Brandywine Acquisition Partners LP (Delaware)

SCHEDULE III

SPECIFIED DEBT AGREEMENTS

1)	Third Amended and Restated Revolving Credit Agreement dated as of December 15, 2011;

2)	Term Loan A Agreement dated as of December 15, 2011;

3)	Term Loan B Agreement dated as of December 15, 2011;

4)	Term Loan C Agreement dated as of December 15, 2011; and

5)	Indenture dated as of October 22, 2004 by and among the Issuers and The Bank of New York Mellon (formerly, The Bank of New York), as Trustee (as amended and supplemented).

SCHEDULE IV

INCORPORATED DOCUMENTS

Report Filed	Date of Filing

Portions of the Definitive Proxy Statement on Schedule 14A	Filed on April 11, 2014

Annual Report on Form 10-K for the year ended December 31, 2013 of Brandywine Realty Trust and Brandywine Operating Partnership, L.P., which incorporates certain sections of the Definitive Proxy Statement on Schedule 14A referred to above

Filed on February 25, 2014

Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 of Brandywine Realty Trust and Brandywine Operating Partnership, L.P.	Filed on May 5, 2014

Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 of Brandywine Realty Trust and Brandywine Operating Partnership, L.P.	Filed on July 25, 2014

Current Report on Form 8-K of Brandywine Realty Trust and Brandywine Operating Partnership, L.P.	Filed on March 11, 2014

Current Report on Form 8-K of Brandywine Realty Trust and Brandywine Operating Partnership, L.P.	Filed on March 17, 2014

Current Report on Form 8-K of Brandywine Realty Trust and Brandywine Operating Partnership, L.P.	Filed on May 6, 2014

Current Report on Form 8-K of Brandywine Realty Trust and Brandywine Operating Partnership, L.P.	Filed on May 21, 2014

Current Report on Form 8-K of Brandywine Realty Trust and Brandywine Operating Partnership, L.P.	Filed on May 30, 2014

Current Report on Form 8-K of Brandywine Realty Trust and Brandywine Operating Partnership, L.P.	Filed on August 1, 2014

Report Filed	Date of Filing

Current Report on Form 8-K of Brandywine Realty Trust and Brandywine Operating Partnership, L.P.	Filed on September 8, 2014

Registration Statement on Form 8-A of Brandywine Realty Trust	Filed on October 14, 1997

Registration Statement on Form 8-A of Brandywine Realty Trust	Filed on December 29, 2003

Registration Statement on Form 8-A of Brandywine Realty Trust	Filed on February 5, 2004

Registration Statement on Form 8-A of Brandywine Realty Trust	Filed on April 6, 2012